OPPENHEIMER CASH RESERVES

Supplement dated May 28, 2010 to the
Statement of Additional Information dated November 27, 2009

This supplement amends the Statement of Additional Information of Oppenheimer Cash Reserves (the “Fund”), dated November 27, 2009.

1. The first two paragraphs in the section titled “Portfolio Manager,” on page 23, are deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund is managed by Carol E. Wolf and Christopher Proctor, CFA (referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

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Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Ms. Wolf and Mr. Proctor also manage other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of the most recent practicable date. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1,3]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1,3]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Carol E. Wolf	5	$11,389	2	$460	None	None
Christopher Proctor	4	$9,795	None	None	1	$171

1. In millions.
2. Does not include personal account of portfolio managers and their families, which are subject to the Code of Ethics.
3. Assets as of April 30, 2010. Mr. Proctor became a portfolio manager of the Fund on May 19, 2010.

2. The section titled “Ownership of Fund Shares,” on page 24, is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. As of May 19, 2010, the Portfolio Managers did not beneficially own any shares of the Fund.

May 28, 2010                                                                                 PX0760.018